LIMITED POWER OF ATTORNEY

    Know all by these presents, that the undersigned's hereby (i) revokes all prior limited power of attorney for SEC reporting obligations, and (ii) makes, constitutes and appoints Bruce Johnson, John Marlow and Theresa Medina, each acting individually, as the undersigned's true and lawful attorney-in-fact, with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:

(1)    prepare, execute, acknowledge, deliver and file Forms 3, 4, and 5 (including any amendments thereto) with respect to the securities of RingCentral, Inc. a Delaware corporation (the "Company"), with the United States
Securities and Exchange Commission, any national securities exchanges and the Company, as considered necessary or advisable under Section 16(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time (the "Exchange Act"); and

(2)    perform any and all other acts which in the discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.

The undersigned acknowledges that:

(1)    this Power of Attorney authorizes, but does not require, such attorney-in-fact to act in their discretion on information provided to such attorney-in-fact without independent verification of such information; and

(2)    any documents prepared and/or executed by such attorney-in-fact on behalf of the undersigned pursuant to this
Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable.

    The undersigned hereby gives and grants the foregoing attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, hereby ratifying all that such attorney-in-fact of, for and on behalf of the undersigned, shall lawfully do or cause to be done by virtue of this Limited Power of Attorney.

    This Limited Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to such attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this
24th day of September, 2013.

                                        /s/ Bobby Satyadev Yerramilli-Rao
                                         Signature

                                         Bobby Satyadev Yerramilli-Rao
                                        _________________________________
                                         Print Name

 2
#25861906_v2